Exhibit 99.2

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK
)
SECURITIES AND EXCHANGE COMMISSION,	)
)
Plaintiff,	)
v.	)
)
FIRST BANCORP,	)
	)	07 Civ.
Defendant.	)
)
CONSENT OF DEFENDANT FIRST BANCORP
     1. Defendant First BanCorp waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over it and over the subject matter of this action solely for the purpose of this action.
     2. Wlthout admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which First BanCorp admits), First BanCorp hereby consents to the entry of the final judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:
(a)	permanently restrains and enjoins First BanCorp from violations of Sections 10(b), 13(a), 13(b) (2)(A) and 13(b) (2)(B) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. §§ 78j (b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)]

and Rules l0b-5, 12b-20, 13a-1 and 13a-13 [17 C.F.R. §§ 240.10b-5, 240.12b-20, 240.13a-1 and 240.13a-13], promulgated thereunder;
(b)	orders First BanCorp to pay disgorgement in the amount of $1; and

(c)	orders First BanCorp to pay a civil penalty in the amount of $8,500,000, pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d) (3)].
     3. First BanCorp acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308 (a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, First BanCorp agrees that it shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on First BanCorp’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of First BanCorp’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a

Penalty Offset, First BanCorp agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Securities and Exchange Commission (“SEC”)’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the SEC directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against First BanCorp by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.
     4. First BanCorp agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that First BanCorp pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. First BanCorp further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that First BanCorp pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.
     5. First BanCorp waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
     6. First BanCorp waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.
     7. First BanCorp enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the SEC or any member, officer, employee, agent, or representative of the SEC to induce First BanCorp to enter into this Consent.
     8 . First BanCorp agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.
     9. First BanCorp will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.
     10. First BanCorp waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to First BanCorp of its terms and conditions. First BanCorp further agrees to provide counsel for the SEC, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that First BanCorp has received and read a copy of the Final Judgment.
     11. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against First BanCorp in this civil proceeding. First BanCorp acknowledges that no promise or representation has been made by the SEC or any member, officer, employee, agent, or representative of the SEC with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. First BanCorp waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. First BanCorp further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the SEC based on the entry of the injunction in this action, First BanCorp understands that it shall not be permitted to contest the factual allegations of the complaint in this action.
     12. First BanCorp understands and agrees to comply with the SEC’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, First BanCorp agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, First BanCorp hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If First BanCorp breaches this agreement, the SEC may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects First BanCorp’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the SEC is not a party.
     13. First BanCorp hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by First BanCorp to defend against this action. For these purposes, First BanCorp agrees that First BanCorp is not the prevailing party in this action since the parties have reached a good faith settlement.
     14. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the SEC or to which the SEC is a party, First BanCorp (i) agrees to use reasonable efforts to encourage its officers, directors and employees to appear and be interviewed by SEC staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the SEC for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by SEC staff; (iii) appoints First BanCorp’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses First BanCorp’s travel, lodging, and subsistence expenses at the then-prevailing U.S.

Government per diem rates; and (v) consents to personal jurisdiction over First BanCorp in any United States District Court for purposes of enforcing any such subpoena.
     15. First BanCorp agrees that the SEC may present the Final Judgment to the Court for signature and entry without further notice.
     16. First BanCorp agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgement

Dated:	July 12, 2007	/s/ Lawrence Odell

First BanCorp Corporation

		By:	/s/ Lawrence Odell

		Name:	Lawrence Odell
		Title:	General Counsel
Address:

Affidavit No. 611

On July 12, 2007, Lawrence Odell, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of First BanCorp Corporation as its General Counsel.

/s/ Jorge Del Pino

Notary Public

Commission expires: For life
[Seal of Jorge Del Pino]

Approved as to form:

/s/ David Meister

David Meister

Clifford Chance LLP
31 West 52nd Street
New York, NY 10019-6131
Tel:	(212) 878-8537
Fax:	(212) 878-8375

Attorney for Defendant
First BanCorp

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